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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2005

                               ARADIGM CORPORATION
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             (Exact name of registrant as specified in its charter)

             California                 0-28402             94-3133088
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    (State or other jurisdiction      (Commission        (IRS Employer
          of incorporation)           File Number)     Identification No.)

                               3929 Point Eden Way
                                Hayward, CA 94545
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           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (510) 265-9000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On February 23, 2005, Aradigm Corporation (the "Company") announced via press release the appointment of the Company's Chief Executive Officer, V. Bryan Lawlis, Ph.D. to its Board of Directors.. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

99.1     Press Release, dated February 23, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARADIGM CORPORATION

Dated: February 23, 2005                  By:       /s/ THOMAS  C. CHESTERMAN
                                                    ----------------------------
                                                    Thomas C. Chesterman
                                          Title:    Senior Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)

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INDEX TO EXHIBITS

Exhibit Number   Description
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99.1             Press Release, dated February 23, 2005